FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT


          FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of September 20, 1995, by and between THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, a Hong Kong banking association having a federally chartered branch at 202 Canal Street, New York, New York 10013 (the "Bank") and CONCORD CAMERA HK, LIMITED, a Hong Kong corporation with an address c/o Concord Camera Corp., 35 Mileed Way, Avenel, New Jersey 07001 (the "Borrower").


                       W I T N E S S E T H:


          WHEREAS, the Borrower and the Bank entered into a Revolving Credit And Security Agreement, dated as of December 20, 1994 (as from time to time may be amended, supplemented or modified, the "Credit Agreement"), pursuant to which the Bank agreed to make Advances to Borrower from time to time in an aggregate principal amount not to exceed the lesser of US $1,500,000.00 and the Borrowing Base at the time of any Advance;

          WHEREAS, in connection with the Credit Agreement, the Borrower has executed and delivered or has caused to be executed and delivered to the Bank the Line of Credit Note, the Corporate Guaranty of Concord Camera Corp., and the other Loan Documents (all as from time to time may be amended, supplemented or modified); and

          WHEREAS, the Borrower and the Bank desire to amend certain of the terms and conditions of the transactions contemplated in the Loan Documents as set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the Borrower and the Bank agree as follows:

          1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

          2. Representations and Warranties. In order to induce the Bank to enter into this Agreement, the Borrower hereby represents and warrants to the Bank as follows:

          (a) the representations and warranties of the Borrower contained in the Credit Agreement are true on and as of the date hereof to the same extent as though made on and as of the date hereof;

          (b) it has the general corporate power and authority to own its assets and conduct its business as now conducted and to execute, deliver and perform its obligations under this Agreement, the first amended and restated note, in the form of Exhibit A attached hereto (the "First Amended and Restated Note"), and all other documents, instruments, agreements and certificates delivered to the Bank by the Borrower pursuant hereto, on the date hereof or hereafter in connection with this Agreement (collectively, the "First Amendment Loan Documents");

          (c) the consummation of the transactions described in this Agreement, the First Amended and Restated Note and the other First Amendment Loan Documents have been duly authorized by all requisite corporate action;

          (d) this Agreement, the First Amended and Restated Note and the other First Amendment Loan Documents constitute its respective legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles, regardless whether enforceability is considered in a proceeding in equity or at law;

          (e) the execution, delivery and performance by it of this Agreement, the First Amended and Restated Note and the other First Amendment Loan Documents do not, (i) violate any material provision of any law, rule, regulations, judgment, injunction or order applicable to it, or its certificate of incorporation or by-laws, or (ii) result in a breach of, or constitute a default under, any contractual obligation;

          (f) no consent, approval or other action by, or any notice to or filing with, any governmental authority (other than UCC filings, if applicable) is or will be necessary for the valid execution, delivery or performance by it of this Agreement, the First Amended and Restated Note or any other First Amendment Loan Documents;

          (g) it has good and marketable legal and beneficial title to the Collateral (as amended herein), free and clear of any Liens, except Permitted Liens. On and after the date hereof, this Agreement creates, as security for the payment and performance when and as due of the Obligations (as amended by the terms herein), a valid and enforceable first priority and, upon (i) filing of the appropriate financing statement, (ii) filing of a charge in Hong Kong, and (iii) giving of written notice to 3M, Polaroid Corporation, Auchan , Agfa-Gevaert AG, and The Boots Company PLC (collectively, the "Account Debtors"), perfected security interest in, and Lien against, the Collateral in favor of the Bank, superior and prior to the rights of all persons and entities and subject to no other Liens, except Permitted Liens;

          (h) it is the sole owner of its Accounts (as amended by the terms herein) and no person has or claims to have an interest of any kind therein or thereto; the Account Debtors are indebted to it in the amounts and on the terms indicated in their respective invoices of Accounts; each Account is bona fide and arises out of the sale or lease of goods and services; and none of the Accounts is now, nor will at any time in the future become, contingent upon the fulfillment of any contract or condition whatsoever, nor subject to any Lien (except those of the Bank), deduction, defense, setoff or counterclaim;

          (i) no material adverse change has occurred in its business, operations, properties or condition (financial or otherwise), taken as a whole, since the date of its most recent financial statements delivered to the Bank;

          (j) no financial statements, accounts receivable sub-ledgers, or other documents furnished to the Bank by or on behalf of it contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which it was made;

          (k) the proceeds of the Advances will be used for its working capital purposes;

          (l) no event of default has occurred and is continuing which constitutes or will constitute an Event of Default under the Credit Agreement or the other Loan Documents; and

          (m) there exists no right of setoff or recoupment, counterclaim or defense of any kind or nature whatsoever to payment of the Obligations.

          3. First Amended and Restated Note. The Advances shall be evidenced by the First Amended and Restated Note of the Borrower. All references in the Credit Agreement and the other Loan Documents to the "Note" shall be deemed to be referenced to the "First Amended and Restated Note".

          4. Amendments to Credit Agreement. To induce the Bank to enter into this Agreement, the Borrower hereby agrees that the Credit Agreement shall be amended as follows:

          (a) All references in the Credit Agreement and the other Loan Documents to "3M" shall be deemed to be references to the "Account Debtors".

          (b) Section 1(a) of the Credit Agreement is hereby amended by deleting the words "One Million Five Hundred Thousand Unites States Dollars (US $1,500,000.00)" after the subsection "(i)" in the fourth line thereof and inserting the words "Three Million United States Dollars (US $3,000,000.00)".

          (c) Section 2(b) of the Credit Agreement is hereby amended as follows:

               (i) by inserting the phrase ", and 35 millimeter cameras with film" after the word "subassemblies" in the ninth line thereof;

               (ii) by inserting the phrase ", Polaroid Corporation, Auchan, Agfa-Gevaert AG, or The Boots Company PLC" after the word "Company" in the eleventh line thereof;

               (iii) by replacing the word "its" after the word "of" in the eleventh line thereof with the words "their respective"; and

               (iv)   by replacing the quote "3M" after the word
"collectively" in the eleventh line thereof with the quote "Account Debtors".

          (d) Section 9(b)(iii)(A) of the Credit Agreement is hereby amended by deleting the phrase "# 3003671" and by inserting the letter "s" after the word "account" in the first line thereof.

          5. Conditions to Effectiveness. This Agreement shall not become effective unless or until each of the following conditions shall have been satisfied:

          (a) receipt by the Bank of a duly executed counterpart of this Agreement;

          (b) receipt by the Bank of the duly executed First Amended and Restated Note;

          (c) receipt by the Bank of the duly executed First Amended and Restated Continuing Corporate Guaranty of Guarantor, in the form of Exhibit B attached hereto;

          (d) receipt by the Bank of certified copies of all corporate action taken by the Borrower and Guarantor, as the case may be, to authorize the execution, delivery and performance of this Agreement, the First Amended and Restated Note, and the other First Amendment Loan Documents;

          (e) receipt by the Bank of certificates, dated the date hereof, of duly authorized officers or representatives of Borrower and Guarantor, as the case may be, as to the incumbency, and setting forth the specimen signatures, of the persons who have signed this Agreement, the First Amended and Restated Note, and the other First Amendment Loan Documents;

          (f) receipt by the Bank of duly executed UCC financing statements as requested by the Bank;

          (g) receipt by the Bank of an opinion of counsel for the Borrower in the form as Exhibit C attached hereto;

          (h) receipt by the Bank of an opinion of counsel for the Guarantor in the form as Exhibit D attached hereto;

          (i) receipt by the Bank of an opinion of Hong Kong counsel for the Borrower in the form as Exhibit E attached hereto;

          (j) copies of accounts receivable sub-ledger attributable to the sale of the Product by Borrower to each of the Account Debtors for the most recent past six (6) months;

          (k) payment to the Bank of all fees and expenses of the Bank in the amount of $5,000.00, and fees and disbursements of its legal counsel;

          (l) at the closing of the transactions contemplated hereunder, the Bank shall deliver and return to Borrower the Note and Guaranty.


          6.   Effect of Agreement.

          (a) This Agreement shall be limited precisely as written.

          (b) Except as specifically provided herein, this Agreement shall not in any way affect or impair the terms and conditions of the Credit Agreement and the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrower, unless otherwise specifically amended, waived or changed pursuant to the terms and conditions of this Agreement. Except as specifically provided herein, this Agreement is not a consent to any waiver or modification of any term or condition of the Credit Agreement or of any instrument referred to therein and does not require the Bank to extend or renew the Facility.

          (c) In the event of any inconsistency between the terms of this Agreement and the Credit Agreement, this Agreement shall govern. The Borrower acknowledges that it has consulted with counsel and such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement.

          7.   General Conditions.

          (a) The Borrower agrees that it shall reimburse the Bank upon request for all out-of-pocket costs and expenses that the Bank may incur, including, without limitation, fees and disbursements of counsel, in connection with respect to the enforcement of the Bank's rights under this Agreement, the First Amended and Restated Note or any other First Amendment Loan Documents.

          (b) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York, without giving effect to its conflicts of law principles.

          (c) This Agreement shall create a continuing security interest in the Collateral, which shall remain in full force and effect until indefeasible payment in full of the Obligations and the expiration or termination of the Bank's commitments hereunder. Upon the indefeasible payment in full of the Obligations and the expiration or termination of the Bank's commitments hereunder, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower.

          (d) All agreements, indemnifications, representations and warranties made herein by the Borrower shall survive and not be waived by the execution and delivery of this Agreement, the First Amended and Restated Note, or any other First Amendment Loan Document, any investigations by the Bank, or the making and repayment of the Advances.

          (e) All Exhibits and Schedules, if any, attached hereto are hereby incorporated by reference and are part of this Agreement as if expressly set forth at length herein.

          (f) If any provision of this Agreement is determined to be unenforceable or invalid under applicable law, such unenforceability or invalidity shall not affect the enforceability or validity of any other provision of this Agreement, and the parties hereto expressly agree that such unenforceable or invalid provision shall be deemed severed from this Agreement.

          (g) The descriptive headings of the several sections and subsections of this Agreement are inserted for convenience only, and are in no way intended or to be used or applied to describe, interpret, construe, define or limit the scope, extent or operation of this Agreement or of any term or provision hereof.

          (h) This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and to be executed and delivered by their respective officers thereunto authorized as of the date first above written.


THE BORROWER

CONCORD CAMERA HK, LIMITED


By:___________________________
   Name:
   Title:


THE BANK

THE BANK OF EAST ASIA, LIMITED
NEW YORK BRANCH


By:___________________________
   Name:
   Title:


By:___________________________
   Name:
   Title:


THE GUARANTOR

CONCORD CAMERA CORP.


By:___________________________
   Name:
   Title:



                            EXHIBIT A

                [FIRST AMENDED AND RESTATED NOTE]

                            EXHIBIT B

         [FIRST AMENDED AND RESTATED CONTINUING GUARANTY]

                            EXHIBIT C

                   [BORROWER'S COUNSEL OPINION]

                             EXHIBIT D

                  [GUARANTOR'S COUNSEL OPINION]

                             EXHIBIT E

              [BORROWER'S HONG KONG COUNSEL OPINION]